QUARTERLY DATA (UNAUDITED)	12 Months Ended
Jul. 31, 2016
QUARTERLY DATA (UNAUDITED) [Text Block]

NOTE 13. QUARTERLY DATA (UNAUDITED)

	First	Second	Third	Fourth	Year
2016	Quarter	Quarter	Quarter	Quarter	2016
Revenue	$66,610	$2,510	$8,940,206	$1,830,629	$10,839,955
Cost of sales	62,015	1,528	7,957,023	1,622,237	9,642,803
Net income (loss) after taxes	(212,343)	(225,991)	278,719	(448,569)	(608,184)
Net earnings (loss) per common share – basic and diluted	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

	First	Second	Third	Fourth	Year
2015	Quarter	Quarter	Quarter	Quarter	2015
Revenue	$-	$-	$1,133,522	$19,638,506	$20,772,028
Cost of sales	-	-	938,674	16,842,337	17,781,011
Net income (loss) after taxes	(304,418)	(362,275)	(24,206)	1,348,359	657,460
Net earnings (loss) per common share – basic and diluted	(0.00)	(0.00)	(0.00)	0.00	0.00

Gross profit is calculated as revenue minus cost of sales.